Exhibit 13.1

Annual Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

    Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Ducati Motor Holdings S.p.A. (the “Company”) does hereby certify, to such officer’s knowledge, that:

    The Annual Report on Form 20-F for the year ended December 31, 2005 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 14, 2006		/s/ Federico Minoli

	Name:	Federico Minoli
	Title:	Managing Director

Dated: July 14, 2006		/s/ Enrico D’Onofrio

	Name:	Enrico D’Onofrio
	Title:	Manager of Finance

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 20-F or as a separate disclosure document.